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                                                                    EXHIBIT 23.1




                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement Form S-8 No. 333-________ pertaining to the CD Warehouse, Inc. Amended 1996 Stock Option Plan of our report dated February 27, 1998, with respect to the consolidated financial statements of CD Warehouse, Inc. included in its Annual Report Form 10-KSB for the year ended December 31, 1997, filed with the Securities and Exchange Commission.



                                         /s/ ERNST & YOUNG LLP

Oklahoma City, Oklahoma
February 18, 1999